UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
July 1, 2011
INOVIO PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1787 Sentry Parkway West
Building 18, Suite 400
Blue Bell, Pennsylvania	19422

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (267) 440-4200
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 1, 2011, we announced that Avtar Dhillon, M.D. had become our non-executive chairman of the board, transitioning from executive chairman of the board. Upon termination of his employment, Dr. Dhillon will be entitled to the compensation payable under his employment agreement, as described in our proxy materials for our 2011 annual meeting of stockholders, subject to our receipt from Dr. Dhillon of an executed release of claims as required by his employment agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Inovio Pharmaceuticals, Inc. dated July 1, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.
By:	/s/ Peter Kies
Peter Kies,
Chief Financial Officer

Date: July 1, 2011